June 30, 2012

Dear Valued Customer:

Inside this book, you will find semi-annual reports dated June 30, 2012, for the 48 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

In the summer of 2012, the Eurozone crisis continues to dominate financial markets as it has done for each of the past two summers. There are numerous policy initiatives in the United States, the Eurozone and emerging markets that can have an impact on the overall economy. When you meet with your registered representative, you will want to make sure you focus your attention on what could have the greatest impact on your financial goals.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

                                              Sincerely,

                                              /s/ R. Philip Bixby

                                              R. Philip Bixby, President, CEO and Chairman
                                              of the Board, Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is distributed through Sunset
Financial Services, Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000. Member FINRA/SIPC.